EXHIBIT 10.1

THIRD AMENDMENT

TO THE SPRINT INTERCONNECTION AGREEMENT

This Third Amendment to Interconnection Agreement (“Third Amendment”) is entered by and between Sprint Spectrum L.P., acting in its authority as agent on behalf of and for the benefit of APC PCS, LLC, PhillieCo, L.P., SprintCom, Inc., Sprint PCS License, LLC and WirelessCo, L.P., (collectively “Sprint PCS”), Nextel Operations, Inc, acting in its authority as agent for the benefit of Nextel of California, Inc., Nextel Communications of the MidAtlantic, Inc., Nextel of New York, Inc., Nextel South Corp., Nextel of Texas, Inc., and Nextel West Corp., (collectively “Nextel”), NPCR, Inc. (“Nextel Partners”), iPCS, Inc. (comprised of iPCS Wireless, Inc,, Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC, and collectively referred to herein as “IPCS”), Sprint Communications Company L.P. (“SCCLP”) (Sprint PCS, Nextel, Nextel Partners, IPCS and SCCLP, are collectively referred to herein as “Sprint”) and Neutral Tandem, Inc. (“Neutral Tandem”). Sprint and Neutral Tandem are further referred to herein individually as a “Party” and collectively as “Parties”.

RECITALS

WHEREAS Neutral Tandem entered into a Master Service Agreement with Nextel of California, Inc., Nextel Communications of the MidAtlantic, Inc. Nextel of New York, Inc., Nextel South Corp., Nextel of Texas, Inc., a Texas corporation and Nextel West Corp. effective May 26, 2004 (the “Nextel MSA”); pursuant to which Neutral Tandem provided such Nextel entities transiting services; and

WHEREAS Neutral Tandem and Sprint Spectrum L.P. entered into an Interconnection Agreement dated July 1, 2004 (“Sprint ICA” or “Agreement”), pursuant to which Neutral Tandem provides Sprint PCS transiting services; and

WHEREAS, on or about November 4, 2005, Neutral Tandem, Sprint Spectrum L.P. and Nextel Operations amended the Sprint ICA to, among other things, provide for Neutral Tandem’s delivery of third-party Internet Protocol (“IP”) originated traffic to Sprint Spectrum and the Nextel entities for termination;

WHEREAS, on or about July 1, 2007, Neutral Tandem and Sprint Spectrum amended the Sprint ICA to, among other things, add SCCLP as a party to the Sprint ICA; and

WHEREAS Neutral Tandem entered into a Master Service Agreement with IPCS, Inc., a Delaware Corporation, which is comprised of IPCS Wireless, Inc, Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC on June 18, 2009 (the “IPCS MSA”); pursuant to which Neutral Tandem provided IPCS transiting services; and

WHEREAS, notwithstanding the concurrent existence of the Nextel MSA, the Sprint ICA, and the IPCS MSA, since the respective acquisition of the Nextel, Nextel Partners and IPCS entities to become Sprint affiliates, the Parties’ intent has been that Neutral Tandem’s transit services be provided to all such Sprint entities pursuant to the Sprint ICA; and,

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WHEREAS Neutral Tandem has been operating under the assumption that its Local Transit Service (“LTS”) has been provided to each of the Sprint entities under the Sprint ICA; and

WHEREAS, the Parties desire to terminate the Nextel MSA and IPCS MSA, to amend the Sprint ICA to clarify the applicability of the Sprint ICA to each Sprint entity identified herein, and set forth such further amendments to the Sprint ICA as provided in this Third Amendment;

NOW, THEREFORE, the Parties agree as follows:

1	Recitals

The foregoing recitals are incorporated by this reference.

2	Applicability of Sprint ICA and Termination of the Nextel MSA and the IPCS MSA for Local Transit Service

Neutral Tandem has been operating under the assumption that it is providing transiting service for Local Traffic to each of the Sprint entities named above under the Sprint ICA and not under the Nextel MSA or IPCS MSA. To avoid any ambiguity, the Parties hereby confirm that Neutral Tandem provides its transiting services for Local Traffic to each of the Sprint entities named above and Sprint will receive such services from Neutral Tandem pursuant to the Sprint ICA. The terms of any other agreement between the Parties regarding transiting services for Local Traffic (referred to in the IPCS MSA as “Local Transit Service”) are hereby confirmed as terminated without any liability except to the extent billed and remaining an undisputed outstanding in the ordinary course of business.

3	Third Amendment Effective Date and Applicability of Rates.

This Third Amendment and the rates provided herein on Schedules A and B will become effective on April 25, 2010, if this Third Amendment is executed by Sprint and delivered to Neutral Tandem on or before the close of business on May 5, 2010. If not signed by Sprint until after the close of business on May 5, 2010, then this Third Amendment will be deemed effective between the Parties on the date executed and delivered by Sprint, and result in Sprint receiving the rates provided herein in the first Neutral Tandem billing cycle after Sprint executes and delivers this Third Amendment to Neutral Tandem. For purposes of this section “delivery” includes delivery by means of electronic mail.

***The confidential content of this Exhibit 10.1 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

4	Amendment to Sprint ICA Definitions.

The Sprint ICA paragraph 2 definition of “Local Traffic” (as previously amended), is deleted from the Sprint ICA and replaced with the following:

2.	Definition of “Local Traffic” means:

2.1	Telecommunications traffic exchanged between a local exchange carrier (“LEC”) and a telecommunication carrier other than a CMRS provider that is an intraLATA call (an “intraLATA call”); and,

2.2	Telecommunications traffic exchanged between a LEC or CMRS provider and a CMRS provider that, at the beginning of the call, originates and terminates with the same Major Trading Area, as defined in 47 C.F.R. §24.202(a) (an “intraMTA call”).

2.3	The term “Authorized Codes” means a list of NPA-NXXs assigned to third-parties that Neutral Tandem provides to Sprint, as updated from time to time.

5	Amendment to Sprint ICA Section 5 “Exchange of Traffic”.

The Sprint ICA paragraph 5 is deleted in its entirety and replaced with the following:

5.	Exchange of Traffic: Neutral Tandem may deliver Local Traffic and Non-Local Terminating Traffic (defined below) to Sprint under this Agreement, [***]. Sprint may deliver Local Traffic destined to Authorized Codes, subject to the compensation provisions below.

6	Amendment to Sprint ICA Section 7 “Compensation for Transit Traffic”.

The following provisions are added as subsections at the end of the existing Sprint ICA Section 7. “Compensation for Transit Traffic.

7.1	Preferred Routing Rate Term and Conditions for Local Traffic Terminating to Authorized Codes

7.1.1	The prices contained in Neutral Tandem’s Market Pricing Schedules are not applicable during the months in which Sprint qualifies for the all market flat rate Preferred Routing Rates.

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7.1.2	Neutral Tandem’s Preferred Routing rates and charges for Local Traffic terminating to Authorized Codes for Sprint PCS, Nextel, Nextel Partners and IPCS in all markets are set forth on Schedule A attached hereto.

7.1.3	Neutral Tandem’s Preferred Routing Rates and charges for Local Traffic terminating to Authorized Codes provided to SCCLP are set forth on Schedule B attached hereto.

7.1.4	The Preferred Routing Rates contained in Schedules A and B become effective as provided in Section 3 of this Third Amendment to the Sprint ICA and end on December 24, 2011 (the “initial term”). The effective date of such Preferred Routing Rates will automatically renew for successive periods ending on the last day of each subsequent calendar month, unless terminated by written notice provided by either Party to the other no less than 30 days prior to the end of the initial term or any monthly renewal period.

7.1.5	Subject to the transition period described in Section 7.1.6, while the Preferred Routing Rates remain in effect, Sprint will make Neutral Tandem the first choice in Sprint’s routing tables for all Local Traffic destined for Authorized Codes. Such Local Traffic will be routed to Neutral Tandem if (a) Neutral Tandem has available capacity and such capacity is not affected by a service problem, and (b) Sprint does not have a direct connection to the terminating carrier. For purposes of this, Agreement, this requirement will be defined as the “Preferred Routing Requirement”. For clarity’s sake, subject to the transition period described in Section 7.1.6, to be in compliance with the Preferred Routing Requirement, the Local Traffic that Sprint will route via Neutral Tandem includes all traffic for a given market for which Sprint is currently using another alternative tandem provider.

7.1.6	Recognizing a reasonable transition period is necessary to complete ramp-up and re-routing (which period will not exceed [***] days) Sprint will use best efforts to move the Local Traffic destined for Authorized Codes as soon as possible. Thereafter, if either Party becomes aware of misrouting (i.e., any failure to comply with the Preferred Routing Requirement whether intentional or not) in a market, such misrouting will be promptly brought to the other’s attention and best efforts will be made to get such traffic appropriately re-routed. If Sprint fails to re-route such traffic and regain compliance with the Preferred Routing Requirement within [***] days, Sprint will be deemed to have failed to achieve the Preferred Routing Requirement for that month and will pay the Local Traffic rates that would have applied under the applicable current market Pricing Schedules for that month.

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7	Amendment to Sprint ICA Paragraph 2 titled “Compensation for Termination” as previously added by the Amendment dated November 4, 2005, “Compensation for Transit Traffic.

The “Compensation For Termination” provision added by the Parties’ November 4, 2005 amendment to the Sprint ICA is deleted and the following provisions are added as further subsections at the end of the existing Sprint ICA Section “7. Compensation For Termination of Transiting Traffic:”

7.2	Receipt of Terminating Traffic. Neutral Tandem will terminate Local Traffic to Sprint without providing Sprint with any compensation or credit for such Local Traffic. During each monthly billing cycle in which Sprint satisfies the Preferred Routing Requirement, Sprint [***] (e.g., interLATA or interMTA IP originated traffic, traffic for which Neutral Tandem may charge a carrier switched access and deliver to Sprint under any other agreement, or any other traffic that is not Local Traffic, all of which is collectively, referred to herein as “Non-Local Terminating Traffic”). [***] For clarity’s sake, Neutral Tandem may continue to terminate Non-Local Terminating Traffic [***] during a timer period in which the Preferred Routing Requirement may not be met. For the avoidance of doubt, the “Changes in Law; Reservation of Rights” provision in the parties November 4, 2005 “Amendment to Interconnection Agreements” applies to the terms of this Section 7.2

8	Effect on Agreement

Except as otherwise modified by this Third Amendment, the Agreement shall remain in full force an effect.

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IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be executed by their respective authorized representatives on this date indicated below:

Sprint Spectrum L.P., Nextel Operations, Inc. NPCR, Inc., Sprint Communications Company L. P. and IPCS, Inc.		Neutral Tandem, Inc.

Signature:	/s/ Paul W. Schieber	Signature:	/s/ David Lopez

Printed Name:	Paul W. Schieber	Printed Name:	David Lopez

Title	VP, Access and Roaming Strategy	Title	SVP - Sales

Date:	5/3/10	Date:	5/4/10

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Schedule A

Preferred Routing Local Traffic Rate (per minute)

For: Sprint PCS, Nextel, NPCR, Inc., iPCS

The following rates apply based on the relevant time period:

Period	Local Transit Rate (per minute)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Additional Charges

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per Ds1(Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges
Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

***The confidential content of this Exhibit 10.1 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Schedule B

Preferred Routing Local Traffic Rate (per minute)

For: SCCLP.

The following rates apply based on the relevant time period:

Period	Local Transit Rate (per minute)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Additional Charges

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per Ds1(Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges
Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

***The confidential content of this Exhibit 10.1 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions